Exhibit 10.67
PLEDGE AND SECURITY AGREEMENT
     THIS PLEDGE AND SECURITY AGREEMENT (this “Pledge Agreement”) is dated as of April 30, 2009 and is made by and between NCB Financial Corporation, a Delaware corporation (“Pledgor”), and SUNTRUST BANK, in its capacity as Collateral Agent (“Collateral Agent”) for the Creditors (defined below).
R E C I T A L S:
     A. National Consumer Cooperative Bank, doing business as NCB (the “Borrower”), SunTrust Bank, in its capacity as Administrative Agent (the “Administrative Agent”) for the lenders parties thereto (the “Lenders”), and the Lenders entered into that certain Credit Agreement dated as of May 1, 2006 (as amended and in effect on the date hereof and as may be further amended, restated, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed to extend certain financial accommodations pursuant to the terms and conditions set forth in the Credit Agreement;
     B. The Borrower and certain investors are party to that certain Note Purchase and Uncommitted Master Shelf Agreement dated as of December 28, 2001 (as amended and in effect on the date hereof and as may be further amended, restated, modified or supplemented from time to time, the “Senior Note Agreement”), pursuant to which the Borrower issued its (a) 5.62% Senior Notes due December 28, 2009 in the original principal amount of $55,000,000 and (b) 5.60% Senior Notes due December 15, 2010 in the original principal amount of $50,000,000 (as amended and in effect on the date hereof and as may be further amended, restated, modified or supplemented from time to time, collectively, the “Senior Notes”; and each holder from time to time of a Senior Note referred to individually as “Noteholder” and collectively as the “Noteholders”);
     C. Pledgor has guarantied the Borrower’s obligations under the Credit Agreement, the other Loan Documents (as defined in the Credit Agreement), the Senior Note Agreement and the other Transaction Documents (as defined in the Senior Note Agreement) pursuant to the terms of that certain Guaranty Agreement dated as of the date hereof (the “Guaranty”);
     D. The Lenders and the Noteholders have required that Pledgor secure its obligations under the Guaranty by pledging its ownership interests in the capital stock of NCB, FSB, a federally chartered savings bank (“Bank Subsidiary”).
     THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
A G R E E M E N T:
1. DEFNITIONS

     1.1. Defined Terms. The following capitalized terms generally used in this Pledge Agreement shall have the meanings defined or referenced below (such meanings to be equally applicable to both the singular and the plural forms of the term defined). Certain other capitalized terms used in specific sections of this Pledge Agreement may be defined in such sections.
     “Certificates” means any and all notes, warrants, options, stock certificates or other documents or instruments now or hereafter received or receivable by Pledgor and representing Pledgor’s interest in the Pledged Stock.
     “Collateral Documents” means (a) this Pledge Agreement, (b) the Guaranty and (c) that certain Security Agreement by the Borrower in favor of Collateral Agent, dated as of the date hereof.
     “Creditors” means (i) the Lenders, (ii) the Issuing Bank (as such term is defined in the Credit Agreement), (iii) the Lenders and the affiliates of the Lenders that have or may enter into Swap Contracts (as such term is defined in the Credit Agreement) with the Borrower and its subsidiaries and (iv) the Noteholders.
     “Event of Default” means an Event of Default under the Credit Agreement or under the Senior Note Agreement.
     “Obligations” means (a) Obligations as defined in the Credit Agreement and (b) Obligations as defined in the Senior Note Agreement.
     “Pledged Stock” means: (i) the shares of capital stock of Bank Subsidiary as described on the attached Schedule A hereto and any and all other shares of capital stock issued by Bank Subsidiary whether now owned or hereafter acquired by Pledgor, whether directly from Bank Subsidiary or otherwise and whether such other shares are now or hereafter in the possession of Pledgor, Collateral Agent or other holder (but excluding capital stock issued to Pledgor in connection with the Capital Purchase Program (as defined in the Credit Agreement), so long as such capital stock is transferred to the U.S. Department of Treasury or its designee within 15 days of the issuance thereof); (ii) all stock and other securities or property owned by Pledgor which are issued pursuant to conversion, redemption, exercise of rights, stock split, recapitalization, reorganization, stock dividends or other corporate act which are referable to the shares referenced in clause (i) or this clause (ii) (collectively, the “Additional Pledged Securities”); (iii) all distributions, whether cash or otherwise, in the nature of a partial or complete liquidation, dissolution or winding up which are referable to the shares referenced in clause (i) or clause (ii) (such distributions are hereinafter referred to as “Liquidating Distributions”); and (iv) all substitutions for any of the foregoing, proceeds of and from any of the foregoing and all interest, cash dividends or other payments in respect of any of the foregoing.
     1.2. Exhibits and Schedules Incorporated. All exhibits and schedules attached hereto or referenced herein, are, hereby incorporated into this Pledge Agreement.
2. PLEDGE AND GRANT OF SECURITY INTERESTS. Pledgor hereby pledges, collaterally assigns, hypothecates and transfers to Collateral Agent, for the ratable benefit of the

Creditors, all Pledged Stock, together with appropriate undated assignments separate from the Certificates duly executed in blank, and hereby grants to and creates in favor of Collateral Agent, for the ratable benefit of Creditors, continuing liens and security interests in the Pledged Stock as collateral security for: (a) the due and punctual payment, performance and observance by Pledgor of all Obligations; (b) all reasonable sums advanced by, or on behalf of, Collateral Agent and Creditors in connection with or relating to this Pledge Agreement or the Pledged Stock including, without limitation, any and all sums advanced to preserve the Pledged Stock, or to perfect Collateral Agent’s lien in the Pledged Stock; (c) in the event of any proceeding to enforce the satisfaction of the Obligations, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Pledged Stock, or of any exercise by Collateral Agent of its rights, together with reasonable attorneys’ fees, expenses and court costs; and (d) all costs incurred by Collateral Agent to obtain, perfect, preserve and enforce the liens and security interests granted by this Pledge Agreement and the other Collateral Documents, to collect the Obligations Secured Hereby (as hereinafter defined) and to maintain and preserve the Pledged Stock, with such reasonable costs including, without limitation, reasonable expenditures made by Collateral Agent for attorneys’ fees and other reasonable legal expenses and expenses of collection, possession and sale of the Pledged Stock, together with interest on such costs at the rate set forth in clause (ii) of the definition of “Post-Default Rate” set forth in the Credit Agreement or the default rate as set forth in the Senior Notes, whichever is higher, on all such amounts; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount (the foregoing subsections (a) through (d) are collectively referred to herein as the “Obligations Secured Hereby”).
3. DELIVERY OF PLEDGED STOCK. Pledgor shall place the Pledged Stock in pledge by delivering, or by causing to be delivered, the Certificates to and depositing them with Collateral Agent, its agent or any custodian appointed in writing by Collateral Agent. Pledgor shall also deliver to Collateral Agent, its agent or any custodian concurrently therewith undated assignments separate from the Certificates duly executed in blank and all other applicable and appropriate documents and assignments in form suitable to enable Collateral Agent to effect the transfer of all or any portion of the Pledged Stock to the extent hereinafter provided.
4. ADDITIONAL COLLATERAL
     4.1. Delivery of Additional Pledged Securities. If Pledgor shall hereafter become entitled to receive or shall receive any interest, cash dividends, cash proceeds, any Additional Pledged Securities, any Liquidating Distributions, or any other cash or non-cash payments on account of the Pledged Stock, Pledgor agrees to accept the same as Collateral Agent’s agent and to hold the same in trust on behalf of and for the benefit of Collateral Agent and agrees to promptly deliver the same or any Certificates therefor forthwith to Collateral Agent or its agent in the exact form received, with the endorsement of Pledgor, when necessary, or appropriate undated assignments separate from the Certificates duly executed in blank, to be held by Collateral Agent or its agent subject to the terms hereof.
     4.2. Proceeds; Dividends and Voting. Notwithstanding anything contained in this Pledge Agreement to the contrary, Pledgor shall be entitled to receive or shall receive such interest and cash dividends paid on account of the Pledged Stock and may retain and use such amounts for its own purposes, and to exercise voting rights with respect to the Pledged Stock, except to the extent set forth in Section 7.2 hereof.
5. REPRESENTATIONS AND WARRANTIES OF PLEDGOR. To induce Collateral Agent to enter into this Pledge Agreement, Pledgor hereby makes the representations and warranties made by the Borrower with respect to or in any way relating to Pledgor in the Credit Agreement, the other Loan Documents (as defined in the Credit Agreement), the Senior Note Agreement and the other Transaction Documents (as defined in the Senior Note Agreement) and, in addition, makes the following representations and warranties to Collateral Agent and Creditors:
     5.1. As of the date hereof, Pledgor owns beneficially and of record all of the issued and outstanding shares of capital stock of Bank Subsidiary and has good and marketable title to all of the Pledged Stock. Schedule A attached hereto sets forth all of the issued and outstanding shares of capital stock of Bank Subsidiary as of the date hereof.
     5.2. Pledgor holds the Pledged Stock free and clear of all liens, charges, encumbrances, security interests, options, voting trusts and restrictions of every kind and nature whatsoever except only the liens and security interests created by this Pledge Agreement.
     5.3. Each security which is a part of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable.
     5.4. This Pledge Agreement has been duly executed and delivered by Pledgor.
     5.5. The pledge, collateral assignment and delivery of the Pledged Stock pursuant to this Pledge Agreement creates in favor of Collateral Agent for the ratable benefit of Creditors a valid first lien and first and senior security interest in the Pledged Stock, which lien and security interest secure the Obligations and are perfected once either (a) the Certificates are delivered to the Collateral Agent or (b) a financing statement properly describing the Pledged Stock as collateral is filed with the secretary of state of the state in which Pledgor is organized.
6. PLEDGOR’S COVENANTS.
     6.1. Pledgor covenants and agrees that it will defend the lien of Collateral Agent and Creditors in and to the Pledged Stock against the claims and demands of all persons whomsoever.
     6.2. Pledgor covenants and agrees that it will not sell, convey or otherwise dispose of any of the Pledged Stock, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance or restriction with respect to any of the Pledged Stock, or any interest therein, or any proceeds thereof, except for the liens and security interests created by this Pledge Agreement.
     6.3. Other than pursuant to the Capital Purchase Program (as defined in the Credit Agreement), Pledgor covenants and agrees that it will not consent to the issuance of: (i) any additional shares of capital stock of Subsidiary Bank unless such shares are pledged and the Certificates therefor delivered to Collateral Agent, simultaneously with the issuance thereof, together with appropriate undated assignments separate from the Certificates duly executed in blank; and (ii) any options by Subsidiary Bank obligating Subsidiary Bank to issue additional shares of capital stock of any class of Subsidiary Bank.
     6.4. At any time from time to time, upon the written request of Collateral Agent, and at the sole expense of Pledgor, Pledgor covenants and agrees that it will promptly and duly execute and deliver such further instruments and documents and take such further actions as Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted, including, without limitation, the filing of UCC-1 financing statements in favor of Collateral Agent with respect to the Pledged Stock and the proceeds thereof, in form satisfactory to Collateral Agent and with the secretary of state of any state as Collateral Agent may determine and will, from time to time upon the written request of Collateral Agent after the occurrence of any Event of Default, promptly transfer any Pledged Stock into the name of any nominee designated by Collateral Agent. If any amount payable under or in connection with any of the Pledged Stock shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to Collateral Agent, duly endorsed in a manner reasonably satisfactory to Collateral Agent, to be held as Pledged Stock pursuant to this Pledge Agreement.
     6.5. Pledgor covenants and agrees to pay, and to save Collateral Agent and Creditors harmless from any and all liabilities with respect to or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Pledged Stock or in connection with any of the transactions contemplated by this Pledge Agreement.
7. RIGHTS AND REMEDIES UPON DEFAULT.
     7.1. Upon the occurrence and during the continuation of any Event of Default, Collateral Agent may proceed to protect and enforce rights granted under this Pledge Agreement, through appropriate proceedings, and Collateral Agent shall have, without limitation, all of the rights and remedies provided by applicable law, including, without limitation, the rights and remedies of a secured party under the New York Uniform Commercial Code (the “UCC”).
     7.2. Upon the occurrence and during the continuation of any Event of Default
     (a) Pledgor shall deliver (properly endorsed where required hereby or requested by Collateral Agent) to Collateral Agent all dividends, distributions, all interest, all principal, all other cash payments, and all proceeds of the Pledged Stock, all of which shall be held by Collateral Agent for use in accordance with Section 12; and
     (b) Collateral Agent shall be entitled, at Collateral Agent’s option, to exercise all voting and corporate rights with respect to the Pledged Stock as it may determine, without liability therefore, and upon notice to Pledgor by Collateral Agent that Collateral Agent intends to exercise its voting power under this Section 7.2(b):
     (i) Collateral Agent may exercise (to the exclusion of Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Stock and

Pledgor hereby grants Collateral Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Stock; and
     (ii) Pledgor shall promptly deliver to Collateral Agent such additional proxies and other documents as may be necessary to allow Collateral Agent to exercise such voting power;
     provided, however, Collateral Agent shall not have any duty to exercise any voting and corporate rights in respect of the Pledged Stock and shall not be responsible or liable to Pledgor or any other person for any failure to do so or delay in so doing.
All dividends, distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by Pledgor but which Pledgor is then obligated to deliver to Collateral Agent, shall, until delivery to Collateral Agent, be held by such Pledgor separate and apart from its other property in trust for Collateral Agent. Collateral Agent agrees that unless an Event of Default shall have occurred and be continuing and Collateral Agent shall have given the notice referred to in Section 7.2(b) (to the extent that such notice is required to be delivered pursuant to such Section 7.2(b)), Pledgor shall have the exclusive voting power with respect to any shares of Pledged Stock and Collateral Agent shall, upon the written request of Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by Pledgor which are necessary to allow Pledgor to exercise voting power with respect to any of the Pledged Stock; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by Pledgor that would, in any material respect, be inconsistent with or violate any provision of the Credit Agreement (or any other Loan Document), the Senior Note Agreement (or any other Transaction Document), and this Pledge Agreement.
     7.3. Without limiting the generality of any of the foregoing, if any Event of Default shall occur, Collateral Agent shall have the right to sell the Pledged Stock, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange for cash, upon credit or for future delivery, and at such price or prices as Collateral Agent may deem best, and Collateral Agent may be the purchaser of any or all of the Pledged Stock so sold and thereafter Collateral Agent or any other purchaser shall hold the same free from any right or claim of whatsoever kind. Collateral Agent is authorized, at any such sale, if it deems it advisable so to do, to restrict the number of prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or resale of the Pledged Stock and may otherwise require that such sale be conducted subject to restrictions as to such other matters as Collateral Agent may deem necessary in order that such sale may be effected in such manner as to comply with all applicable state and federal securities laws. Upon any such sale, Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Stock so sold.
     7.4. Each purchaser at any such sale shall hold the property sold, absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of Pledgor, who hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. Collateral Agent shall give Pledgor not less than ten days’ written notice of its intention to make any such public or private sale or at any broker’s board or on any securities exchange (with such notice to state the time and place of such sale), and Pledgor agrees that such notice shall be deemed reasonable.
     7.5. Any such public sale shall be held at such time or times within the ordinary business hours and at such place or places as Collateral Agent may fix in the notice of such sale. At any sale, the Pledged Stock may be sold in one lot as an entirety or in parts, as Collateral Agent may determine. Collateral Agent shall not be obligated to make any sale pursuant to any such notice. Collateral Agent may, without notice or publication, adjourn any sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Stock on credit or for future delivery, the Pledged Stock so sold may be retained by Collateral Agent until the selling price is paid by the purchaser thereof, but Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Stock so sold and, in case of any such failure, such Pledged Stock may again be sold upon like notice.
     7.6. Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and sell the Pledged Stock, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.
     7.7. On any sale of the Pledged Stock, Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale that it may be advised by counsel is necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any third party or any Governmental Authority (as defined in the Credit Agreement) or officer or court, including, without limitation, all limitations and restrictions imposed by federal and state banking laws and regulations. Compliance with the foregoing sentence shall result in such sale or disposition being considered or deemed to have been made in a commercially reasonable manner.
     7.8. In furtherance of the exercise by Collateral Agent of the rights and remedies granted to it hereunder, Pledgor agrees that, upon request of Collateral Agent and at the expense of Pledgor, it will use its commercially reasonable efforts to obtain all third party and governmental approvals necessary for or incidental to the exercise of remedies by Collateral Agent with respect to the Pledged Stock or any part thereof.
8. PRIVATE SALES.
     8.1. Pledgor hereby acknowledges that, notwithstanding that a higher price might be obtained for the Pledged Stock at a public sale than at a private sale or sales, the making of a public sale of the Pledged Stock may be subject to registration requirements and other legal restrictions compliance with which could require such actions on the part of Pledgor, could entail such expenses and could subject Collateral Agent and any underwriter through whom the Pledged Stock may be sold and any controlling Person of any thereof to such liabilities as would make the making of a public sale of the Pledged Stock impractical. Accordingly, Pledgor hereby agrees that private sales made by Collateral Agent in accordance with the provisions of Section 7 hereof may be at prices and on other terms less favorable to the seller than if the Pledged Stock were sold at public sale, that Collateral Agent shall not have any obligation to take any steps in order to permit the Pledged Stock to be sold at a public sale complying with the requirements of federal and state securities and similar laws, and that such sale shall not be deemed to be made in a commercially unreasonable manner solely because of its nature as a private sale.
     8.2. Pledgor further agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock pursuant to Section 7 and this Section 8 valid and binding and in compliance with any and all other applicable requirements of law. Pledgor further agrees that a breach of any of the covenants contained in Section 7 and this Section 8 will cause irreparable injury to Collateral Agent and Creditors, that Collateral Agent and Creditors have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in Section 7 of this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses to the granting of equitable relief (such as, without limitation, any defense that Collateral Agent or Creditors have an adequate remedy at law or that Collateral Agent or Creditors will not be irreparably injured) in any action for specific performance of such covenants.
9. LIMITATION ON DUTIES REGARDING PLEDGED STOCK. Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Pledged Stock in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Collateral Agent deals with similar securities and property for its own account. None of Collateral Agent, Creditors or any of their respective directors, officers, employees or agents shall be liable for any good faith failure to demand, collect or realize upon any of the Pledged Stock or for any delay in doing so or shall be under any obligation to see or otherwise dispose of any Pledged Stock or for any good faith delay in doing so or shall be under any obligation to see or otherwise dispose of any Pledged Stock upon the request of Pledgor or otherwise.
10. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Pledged Stock are irrevocable and powers coupled with an interest.
11. INDEMNIFICATION. Pledgor shall indemnify the Collateral Agent and each other Creditor and each officer, director, employee, agents, advisors and Affiliates of the Collateral Agent and each other Creditor (each, an “Indemnitee”) against, and hold each of them harmless from, any and all costs, losses, liabilities, claims, damages and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, which may be incurred by any Indemnitee, or asserted against any Indemnitee by Pledgor or any third person or entity, arising out of, in connection with or as a result of (i) the execution or delivery of any this Pledge Agreement or any other agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of any of the transactions contemplated hereby, (ii) any actual or alleged presence or release of hazardous materials on or from any property owned by Pledgor or any Subsidiary or any Environmental Liability (as defined in the Credit Agreement) related in any way to Pledgor or any Subsidiary, (iii) any violation by Pledgor or any Subsidiary of any applicable Environmental Law (as defined in the Credit Agreement), (iv) the breach of any environmental representation or warranty contained in the Credit Agreement or any other Loan Document or the Senior Note Agreement or any Transaction Document, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether brought by Pledgor or any third person or entity and whether based on contract, tort, or any other theory and regardless of whether any Indemnitee is a party thereto; provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction in a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by Pledgor against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if Pledgor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.
12. DISTRIBUTION OF PROCEEDS OF PLEDGED STOCK. Upon enforcement of this Pledge Agreement following the occurrence of an Event of Default, the proceeds of the Pledged Stock shall be applied in accordance with that certain Intercreditor and Collateral Agency Agreement dated as of the date hereof among the Administrative Agent, Collateral Agent, the Noteholders, the Borrower and Pledgor.
13. PROTECTION OF PLEDGED STOCK. Collateral Agent may from time to time, at its option, perform any act which Pledgor agrees hereunder to perform and which Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and Collateral Agent may from time to time take any other action which Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Stock or of its security interest therein.
14. NO WAIVER; CUMULATIVE REMEDIES. Collateral Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Collateral Agent, and then such waiver shall be valid to the extent therein set forth. A waiver by Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Collateral Agent would otherwise have on any future occasion. No failure to exercise or any delay in exercising on the part of Collateral Agent any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.
15. SEVERABILITY OF PROVISIONS. The provisions of this Pledge Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall attach only to such clause or provision or part thereof and shall not in any manner affect any other clause or provision in this Pledge Agreement.
16. AMENDMENTS; BINDING EFFECT.
     16.1. None of the terms or provisions of this Pledge Agreement may be altered, modified or amended except by an instrument in writing, duly executed by each of the parties hereto.

     16.2. This Pledge Agreement is made for the sole benefit of Pledgor, Collateral Agent, and the Creditors, and no other person shall be deemed to have any privity of contract hereunder nor any right to rely hereon to any extent or for any purpose whatsoever, nor shall any other person have any right of action of any kind hereon or be deemed to be a third party beneficiary hereunder.
17. NOTICES. All notices, consents, requests, demands and other communications hereunder shall be in writing and shall be given in accordance with Section 14 of the Intercreditor and Collateral Agency Agreement.
18. HEADINGS. The descriptive headings hereunder used are for convenience only and shall not be deemed to limit or otherwise effect the construction of any provision hereof.
19. COUNTERPART EXECUTION. This Pledge Agreement may be executed in several counterparts each of which shall constitute an original, but all of which shall together constitute one and the same agreement.
20. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.
          (a) THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          (b) Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any Federal and/or state court located in the State of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Pledge Agreement or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state court or, to the extent permitted by applicable law, such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Pledge Agreement shall affect any right that Collateral Agent may otherwise have to bring any action or proceeding relating to this Pledge Agreement against Pledgor or its properties in the courts that have jurisdiction over Pledgor.
          (c) Pledgor irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in paragraph (b) of this Section and brought in any state or federal court located in the State of New York referred to in paragraph (b) of this Section. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (d) Each party to this Pledge Agreement irrevocably consents to the service of process in the manner provided for notices in Section 10.9 of the Credit Agreement. Nothing in this Pledge Agreement will affect the right of any party hereto to serve process in any other manner permitted by law.
21. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUERS. Pledgor hereby authorizes and instructs Bank Subsidiary to comply with any instruction received by it from Collateral Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that the issuer shall be fully protected in so complying.
22. WAIVER OF JURY TRIAL. PLEDGOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

     IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

NCB FINANCIAL CORPORATION

By:

Name:
Title:

SUNTRUST BANK, as Collateral Agent

By:

Name:
Title:

SCHEDULE A
ISSUER: NCB, FSB

		Certificate	Number	Percentage
Owner	Class	Number	of Shares	of Class
NCB Financial Corporation	Common	1	1,000	100%

ACKNOWLEDGMENT
     The undersigned issuer of the Pledged Stock hereby acknowledges receipt of a copy of this Pledge Agreement and agrees to (a) note the restrictions herein on its books, records, ledgers and certificates maintained with respect to its capital stock, (b) not make or permit any dividends or distributions with respect to its capital stock except as permitted in the Credit Agreement, the Senior Note Agreement or this Pledge Agreement, and (c) not make or permit any sale, transfer or issuance of any of its capital stock or of any rights to acquire its capital stock except as permitted in this Pledge Agreement, the Credit Agreement and the Senior Note Agreement.

NCB, FSB

By:

Name:
Title:

Assignment Separate from Certificate
[Deliver one original per pledged stock certificate]
     FOR VALUE RECEIVED, NCB Financial Corporation, does hereby sell, assign and transfer unto                                         ,                                          (                     ) Shares of Common Stock of NCB, FSB, standing in its name on the books of such corporation represented by Certificate(s) No.                     ,                     ,                     and                      and does hereby irrevocably constitute and appoint attorney to transfer such stock on the books of the within named bank with full power and substitution in the premises.
     Dated:

NCB FINANCIAL CORPORATION
By:
Name:
Title: